                                                                    Exhibit 99.2

PXRE                         Consolidated Balance Sheets
Group Ltd.                   (Dollars in thousands, except par value per share)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                            December 31,
                                                                                                       2003             2002
                                                                                                       ----             ----
                                                                                                    (Unaudited)
Assets             Investments:
                      Fixed maturities:
                        Available-for-sale (amortized cost $613,833 and $465,963, respectively)   $    617,658     $    478,878
                        Trading (cost $20,370 and $19,521, respectively)                                21,451           21,871
                      Short-term investments                                                           175,771          133,318
                      Hedge funds (cost $87,691 and $84,915, respectively)                             121,466          113,105
                      Other invested assets (cost $9,365 and $10,522, respectively)                     10,173           11,529
                                                                                                  -------------    -------------
                         Total investments                                                             946,519          758,701
                   Cash                                                                                 65,808           46,630
                   Accrued investment income                                                             5,490            5,788
                   Premiums receivable, net                                                             79,501           77,290
                   Other receivables                                                                    30,695           27,052
                   Reinsurance recoverable on paid losses                                               15,494           29,653
                   Reinsurance recoverable on unpaid losses                                            146,924          207,444
                   Ceded unearned premiums                                                              10,454           10,496
                   Deferred acquisition costs                                                            2,495           22,721
                   Income tax recoverable                                                               14,133                -
                   Other assets                                                                         42,134           51,367
                                                                                                  -------------    -------------
                         Total assets                                                             $  1,359,647     $  1,237,142
                                                                                                  =============    =============

Liabilities        Losses and loss expenses                                                       $    450,635     $    447,829
                   Unearned premiums                                                                    21,566           63,756
                   Debt payable                                                                              -           30,000
                   Reinsurance balances payable                                                         53,373           81,090
                   Deposit liabilities                                                                  80,583           35,149
                   Income tax payable                                                                        -            2,486
                   Other liabilities                                                                    32,133           29,033
                                                                                                  -------------    -------------
                         Total liabilities                                                             638,290          689,343
                                                                                                  -------------    -------------

                   Minority interest in consolidated subsidiaries:
                       Company-obligated mandatorily redeemable capital trust
                        pass-through securities of subsidiary trusts holding solely a
                        company-guaranteed related subordinated debt                                 156,841            94,335
                                                                                                  -------------    -------------

Shareholders'      Serial convertible preferred shares, $1.00 par value, $10,000 stated
Equity                  value -- 10 million shares authorized, 0.02 million shares
                        issued and outstanding                                                         172,190          159,077
                   Common shares, $1.00 par value -- 50 million shares
                        authorized, 13.3 million and 12.0 million shares issued
                        and outstanding, respectively                                                   13,277           12,030
                   Additional paid-in capital                                                          192,078          168,866
                   Accumulated other comprehensive income net of deferred income
                      tax expense of $1,242 and $2,866, respectively                                     1,692            7,142
                   Retained earnings                                                                   188,670          108,062
                   Restricted shares at cost (0.3 million and 0.2 million shares, respectively)         (3,391)          (1,713)
                                                                                                  -------------    -------------
                         Total shareholders' equity                                                    564,516          453,464
                                                                                                  -------------    -------------
                         Total liabilities and shareholders' equity                               $  1,359,647     $  1,237,142
                                                                                                  =============    =============



        The accompanying notes are an integral part of these statements.

PXRE              Consolidated Statements of Income and Comprehensive Income
Group Ltd.        (Dollars in thousands, except per share amounts)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                Three Months Ended      Twelve Months Ended
                                                                                    December 31,           December 31,
                                                                                  2003       2002        2003         2002
                                                                                  ----       ----        ----         ----
                                                                              (Unaudited)(Unaudited)  (Unaudited)
Revenues       Net premiums earned                                              $ 83,063   $ 88,700    $320,933     $269,360
               Net investment income                                               6,906      7,350      26,931       24,893
               Net realized investment gains                                       1,836      3,196       2,447        8,981
               Fee income                                                          1,481        665       5,014        3,432
                                                                                ---------  ---------   ---------    ---------
                                                                                  93,286     99,911     355,325      306,666
                                                                                ---------  ---------   ---------    ---------

Losses and     Losses and loss expenses incurred                                  45,447     42,512     158,488      126,862
Expenses       Commissions and brokerage                                           9,497     22,183      47,360       53,391
               Other operating expenses                                            9,369     10,664      38,954       32,454
               Interest expense                                                        -        742       2,506        2,939
               Minority interest in consolidated subsidiaries                      3,179      2,095      10,528        8,646
                                                                                ---------  ---------   ---------    ---------
                                                                                  67,492     78,196     257,836      224,292
                                                                                ---------  ---------   ---------    ---------


               Income before income taxes                                         25,794     21,715      97,489       82,374
               Income tax (benefit) provision                                     (2,046)     5,454        841       17,829
                                                                                ---------  ---------   ---------    ---------
               Net income before convertible preferred share dividends          $ 27,840   $ 16,261    $ 96,648     $ 64,545
                                                                                ---------  ---------   ---------    ---------
               Convertible preferred share dividends                               3,376      3,119      13,113        9,077
                                                                                ---------  ---------   ---------    ---------
               Net income available to common shareholders                      $ 24,464   $ 13,142    $ 83,535     $ 55,468
                                                                                =========  =========   =========    =========


Comprehensive  Net income before convertible preferred share dividends          $ 27,840   $ 16,261    $ 96,648     $ 64,545
Income, Net    Net unrealized (depreciation) appreciation on investments          (4,134)    (3,107)     (6,396)       7,664
of Tax         Net unrealized appreciation (depreciation) on cash flow hedge           -         61         946         (223)
                                                                                ---------  ---------   ---------    ---------
               Comprehensive income                                             $ 23,706   $ 13,215    $ 91,198     $ 71,986
                                                                                =========  =========   =========    =========


Per Share      Basic:
                    Net income before convertible preferred share dividends     $   2.30   $   1.37    $   8.06     $   5.47
                    Convertible preferred share dividends                          (0.28)     (0.26)      (1.09)       (0.77)
                                                                                ---------  ---------   ---------    ---------
                    Net income available to common shareholders                 $   2.02   $   1.11    $   6.97     $   4.70
                                                                                =========  =========   =========    =========
                    Average shares outstanding (000's)                            12,123     11,863      11,992       11,802
                                                                                =========  =========   =========    =========


               Diluted:
                    Net income                                                  $   1.14   $   0.73    $   4.10     $   3.28
                                                                                =========  =========   =========    =========
                    Average shares outstanding (000's)                            24,462     22,420      23,575       19,662
                                                                                =========  =========   =========    =========


        The accompanying notes are an integral part of these statements.

PXRE                 Consolidated Statements of Shareholders' Equity
Group Ltd.           (Dollars in thousands)
---------------------------------------------------------------------------------------------------------------------------------

                                                                               Three Months Ended        Twelve Months Ended
                                                                                  December 31,               December 31,
                                                                               2003          2002        2003           2002
                                                                               ----          ----        ----           ----
                                                                            (Unaudited)  (Unaudited)  (Unaudited)
Convertible         Balance at beginning of period                           $ 168,814    $ 155,958     $ 159,077     $       -
Preferred Shares    Issuance of shares, net                                          -            -             -       150,000
                    Dividends to convertible preferred shareholders              3,376        3,119        13,113         9,077
                                                                             ----------   ----------    ----------    ----------
                        Balance at end of period                             $ 172,190    $ 159,077     $ 172,190     $ 159,077
                                                                             ==========   ==========    ==========    ==========

Common Shares       Balance at beginning of period                           $  12,177    $  12,031     $  12,030     $  11,873
                    Issuance of shares, net                                      1,100           (1)        1,247           157
                                                                             ----------   ----------    ----------    ----------
                        Balance at end of period                             $  13,277    $  12,030     $  13,277     $  12,030
                                                                             ==========   ==========    ==========    ==========

Additional          Balance at beginning of period                           $ 172,214    $ 168,932     $ 168,866     $ 175,405
Paid-in Capital     Issuance of shares                                          19,767          (48)       23,026        (6,468)
                    Other                                                           97          (18)          186           (71)
                                                                             ----------   ----------    ----------    ----------
                        Balance at end of period                             $ 192,078    $ 168,866     $ 192,078     $ 168,866
                                                                             ==========   ==========    ==========    ==========

Accumulated         Balance at beginning of period                             $ 5,826    $  10,188       $ 7,142     $    (299)
Other               Change in unrealized gains                                  (4,134)      (3,107)       (6,396)        7,664
Comprehensive       Change in cash flow hedge                                        -           61           946          (223)
Income                                                                       ----------   ----------    ----------    ----------
                        Balance at end of period                               $ 1,692    $   7,142       $ 1,692     $   7,142
                                                                             ==========   ==========    ==========    ==========

Retained            Balance at beginning of period                           $ 164,938    $  95,644     $ 108,062     $  55,473
Earnings            Net income before convertible preferred share dividends     27,840       16,261        96,648        64,545
                    Dividends to convertible preferred shareholders             (3,376)      (3,119)      (13,113)       (9,077)
                    Dividends to common shareholders                              (732)        (724)       (2,927)       (2,879)
                                                                             ----------   ----------    ----------    ----------
                        Balance at end of period                             $ 188,670    $ 108,062     $ 188,670     $ 108,062
                                                                             ==========   ==========    ==========    ==========

Restricted Shares   Balance at beginning of period                           $  (3,838)   $  (2,252)    $  (1,713)    $  (2,672)
                    Issuance of restricted shares                                    -          163        (4,582)         (886)
                    Amortization of restricted shares                              447          376         2,904         1,845
                                                                             ----------   ----------    ----------    ----------
                        Balance at end of period                             $  (3,391)   $  (1,713)    $  (3,391)    $  (1,713)
                                                                             ==========   ==========    ==========    ==========

Total               Balance at beginning of period                           $ 520,132    $ 440,501     $ 453,464     $ 239,780
Shareholders'       Issuance of convertible preferred shares                         -            -             -       150,000
Equity              Issuance of shares                                          20,867          (49)       24,273        (6,311)
                    Restricted shares, net                                         446          539        (1,678)          959
                    Unrealized (depreciation) appreciation on investments,
                        net of deferred income tax                              (4,134)      (3,107)       (6,396)        7,664
                    Unrealized appreciation (depreciation) on cash flow
                       hedge, net of deferred income tax                             -           61           946          (223)
                    Net income before convertible preferred share dividends     27,840       16,261        96,648        64,545
                    Dividends to common shareholders                              (732)        (724)       (2,927)       (2,879)
                    Other                                                           97          (18)          186           (71)
                                                                             ----------   ----------    ----------    ----------
                           Balance at end of period                          $ 564,516    $ 453,464     $ 564,516     $ 453,464
                                                                             ==========   ==========    ==========    ==========


        The accompanying notes are an integral part of these statements.

PXRE             Consolidated Statements of Cash Flows
Group Ltd.       (Dollars in thousands)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                Three Months Ended     Twelve Months Ended
                                                                                   December 31,            December 31,
                                                                                 2003        2002        2003      2002
                                                                                 ----        ----        ----      ----
                                                                             (Unaudited) (Unaudited)  (Unaudited)
Cash Flow        Net income before convertible preferred share dividends       $ 27,840    $ 16,261    $ 96,648   $ 64,545
from Operating   Adjustments to reconcile net income to net cash
Activities         provided by operating activities:
                     Losses and loss expenses                                    13,325      10,933       2,807     (5,876)
                     Unearned premiums                                          (25,709)     14,590     (42,148)    25,088
                     Deferred acquisition costs                                   5,286      (9,902)     20,226    (15,409)
                     Receivables                                                  3,781      17,239      (5,855)     3,143
                     Reinsurance balances payable                                (6,629)    (19,005)    (27,717)     2,913
                     Reinsurance recoverable                                     10,831       9,301      74,678     25,018
                     Income taxes                                                (4,807)     14,087     (14,808)    25,017
                     Equity in earnings of limited partnerships                  (3,632)     (3,227)    (13,373)    (9,323)
                     Trading portfolio purchased                                (15,919)          -     (21,607)   (30,886)
                     Trading portfolio disposed                                  16,687      25,752      25,183     38,123
                     Deposit liability                                            4,766       1,927      45,434     21,818
                     Other                                                        9,361       1,952      14,789     (4,789)
                                                                               ---------   ---------  ----------  ---------
                       Net cash provided by operating activities                 35,181      79,908     154,257    139,382
                                                                               ---------   ---------  ----------  ---------



Cash Flow        Fixed maturities available for sale purchased                 (170,579)    (82,222)   (527,249)  (430,722)
from Investing   Fixed maturities available for sale disposed or matured        139,607      78,011     378,996    189,969
Activities       Payable for securities                                         (82,923)     (3,784)         (4)       (82)
                 Net change in short-term investments                            56,875     (14,532)    (42,453)    20,185
                 Hedge funds purchased                                          (23,000)     (4,000)    (35,000)   (30,366)
                 Hedge funds disposed                                            20,073     (22,528)     40,009     14,265
                 Other invested assets purchased                                   (181)        275        (314)        (8)
                 Other invested assets disposed                                     105       1,903       1,673     10,283
                                                                               ---------   ---------  ----------  ---------
                       Net cash used by investing activities                    (60,023)    (46,877)   (184,342)  (226,476)
                                                                               ---------   ---------  ----------  ---------



Cash Flow        Proceeds from issuance of convertible preferred shares               -           -           -    140,892
from Financing   Proceeds from issuance of common shares                         20,867          56      21,538      2,128
Activities       Proceeds from issuance of minority interest in
                  consolidated subsidiaries                                      30,000           -      62,500          -
                 Cash dividends paid to common shareholders                        (732)       (724)     (2,927)    (2,879)
                 Repayment of debt                                                    -           -     (30,000)   (25,000)
                 Repurchase of minority interest in consolidated subsidiary           -        (806)          -     (3,773)
                 Cost of shares repurchased                                           -          57      (1,848)      (532)
                                                                               ---------   ---------  ----------  ---------
                        Net cash (used) provided by financing activities         50,135      (1,417)     49,263    110,836
                                                                               ---------   ---------  ----------  ---------

                 Net change in cash                                              25,293      31,614      19,178     23,742
                 Cash, beginning of period                                       40,515      15,016      46,630     22,888
                                                                               ---------   ---------  ----------  ---------
                 Cash, end of period                                           $ 65,808    $ 46,630    $ 65,808   $ 46,630
                                                                               ========    ========    ========   ========
                 Supplemental disclosure of cash flow information:
                        Interest paid                                          $ 1,053        $ 545    $ 11,229   $ 11,136
                        Income taxes paid                                      $ 2,878     $ (8,401)   $ 15,680   $ (7,123)



        The accompanying notes are an integral part of these statements.